Financing receivables	12 Months Ended
Mar. 31, 2022
Financing Receivables [Abstract]
Financing receivables
7. Financing receivables:
In the normal course of business, Nomura extends financing to clients primarily in the form of loan receivables, loan commitments and collateralized agreements such as reverse repurchase agreements and securities borrowing transactions. These financing receivables are recognized as assets on Nomura’s consolidated balance sheets at fair value or on amortized cost basis and provide a contractual right to receive money either on demand or on future fixed or determinable dates.
The carrying value of financing receivables measured on an amortized cost basis is adjusted for an allowance for current expected credit losses where appropriate. As of April 1, 2020 Nomura adopted new guidance for determination of such allowances defined by ASC 326 “
Financial Instruments
—
Credit Losses
” (“ASC 326”) which requires recognition of allowances based on current expected credit losses rather incurred credit losses as required by previous authoritative guidance. See Note 1 “
Basis of accounting—New accounting
pronouncements
recently adopted
” in these consolidated financial statements for guidance on the impact of the current expected credit loss (“CECL”) impairment model introduced by ASC 326 on Nomura on initial adoption.
Collateralized agreements
Collateralized agreements consist of reverse repurchase agreements reported as Securities purchased under agreements to resell and securities borrowing transactions reported as Securities borrowed in the consolidated balance sheets, including those executed under Gensaki Repo agreements. Reverse repurchase agreements and securities borrowing transactions principally involve the buying of government and government agency securities from customers under agreements that also require Nomura to resell these securities to those customers, or borrowing these securities with cash and non-cash
collateral. Nomura monitors the value of the underlying securities on a daily basis to the related receivables, including accrued interest, and requests or returns additional collateral when appropriate. Except for those where we apply the fair value option, reverse repurchase agreements are generally recognized in the consolidated balance sheets at the amount for which the securities were originally acquired with applicable accrued interest. Securities borrowing transactions are generally recognized in the consolidated balance sheets at the amount of cash collateral advanced. Allowances for current expected credit losses against collateralized agreements are not significant either because of application of practical expedients permitted by ASC 326 based on the collateralization requirements and ongoing monitoring of the collateral levels or the short expected life of the financial instruments.
Loans receivable
The key types of loans receivable recognized by Nomura are loans at banks, short-term secured margin loans, inter-bank money market loans and corporate loans.
Loans at banks include both retail and commercial secured loans and traditional unsecured loans mainly extended by Nomura Trust & Banking Co., Ltd. Where retail and commercial loans are secured by real estate or securities, Nomura is exposed to the risk of a decline in the value of the underlying collateral. Loans at banks also include unsecured commercial loans provided to investment banking clients for relationship purposes. For unsecured commercial loans, Nomura is exposed to risk of default of the counterparty, although these counterparties usually have high or good credit ratings. Where loans are secured by guarantees, Nomura is also exposed to the risk of default by the guarantor.
Short-term secured margin loans are margin loans provided to clients in connection with securities brokerage business in retail and wealth management services. These loans provide funding for clients in order to purchase securities. Nomura requests initial margin in the form of acceptable securities or deposits against these loans and holds the purchased securities as collateral through the life of the loans. If the value of the securities declines by more than specified amounts, Nomura can make additional frequent margin calls in order to maintain a specified ratio of loan-to-value
(“LTV”) ratio. These clients are required and reasonably expected to continue to replenish the amount of collateral as required by Nomura. Allowances for current expected losses against Short-term secured margin loans are therefore usually not significant.
Inter-bank money market loans are loans to financial institutions in the inter-bank money market, where overnight and intra-day
financings are traded through money market dealers. The risk to Nomura of making these loans is limited as only qualified financial institutions can participate in these markets and these loans are usually overnight or short-term in nature. Allowances for current expected losses against inter-bank money market loans are therefore usually not significant.
Corporate loans are primarily commercial loans provided to corporate clients excluding those classified as Loans at banks. Corporate loans include loans secured by real estate or securities, unsecured commercial loans provided to investment banking clients for relationship purposes. The risk to Nomura of making these loans is similar to those risks arising from commercial loans reported in loans at banks.
The following tables present a summary of loans receivable reported within Loans receivable or Advances to affiliated companies in the consolidated balance sheets as of March 31, 2021, and 2022 by portfolio segment.

	Millions of yen
	March 31, 2021
	Carried at amortized cost	Carried at fair value (1)	Total
Loans receivable
Loans at banks	¥605,200	¥—	¥605,200
Short-term secured margin loans	436,221	—	436,221
Inter-bank money market loans	1,289	—	1,289
Corporate loans	1,082,239	818,523	1,900,762

Total loans receivable	¥2,124,949	¥818,523	¥2,943,472

Advances to affiliated companies	1,000	—	1,000

Total	¥2,125,949	¥818,523	¥2,944,472

	Millions of yen
	March 31, 2022
	Carried at amortized cost	Carried at fair value (1)	Total
Loans receivable
Loans at banks	¥717,992	¥—	¥717,992
Short-term secured margin loans	442,600	—	442,600
Inter-bank money market loans	2,196	—	2,196
Corporate loans	1,206,349	1,210,590	2,416,939

Total loans receivable	¥2,369,137	¥1,210,590	¥3,579,727

Advances to affiliated companies	1,000	—	1,000

Total	¥2,370,137	¥1,210,590	¥3,580,727

(1)	Includes loans receivable and loan commitments carried at fair value through election of the fair value option.
There were no significant purchases nor sales of loans receivable during the year ended March 31, 2021. During the same period, there were no significant reclassifications of loans receivable to or from trading assets.
There were no significant purchases nor sales of loans receivable during the year ended March 31, 2022. During the same period, there were no significant reclassifications of loans receivable to or from trading assets.
Net unamortized deferred fees and costs related to loans receivable carried at amortized cost were immaterial as of March 31, 2021 and March 31, 2022.
Allowance for current expected credit losses
Following adoption of ASC 326 on April 1, 2020, Management has established an allowance for current expected credit losses using the CECL impairment model against the following types of financial instruments, including financing receivables, which are not measured at fair value on a recurring basis, to reflect the net amount Nomura expects to collect:

•	Loans receivable and written unfunded loan commitments;

•	Cash deposits;

•	Collateralized agreements such as reverse repos and securities borrowing transactions;

•	Customer contract assets and receivables; and

•	Other receivables including margin receivables, security deposits, default fund contributions to central clearing counterparties and net investments in finance leases.
Current expected credit losses for an individual or portfolio of financial instrument are measured at each Nomura reporting date based on expected credit losses over the remaining expected life of the financial instruments that consider forecast of future economic conditions in addition to information about past events and current conditions. Key macroeconomic inputs to our weighted average forecasts of three years include GDP and credit spreads.
The risk of loss is considered, even when that risk of loss is remote. While management has based its estimate of the allowance for current expected credit losses on the best information available, future adjustments to the allowance may be necessary as a result of changes in the economic environment or variances between actual results and original assumptions.
Nomura has elected to exclude accrued interest receivable from the amortized cost basis of financial instruments used to measure expected credit losses. The amount of accrued interest receivable as of March 31, 2021 and March 31, 2022 was not significant.
The methodology used by Nomura to determine allowances for current expected credit losses in accordance with the CECL impairment model primarily depends on the nature of the financial instrument and whether certain practical expedients permitted by ASC 326 are applied by Nomura.
Financial instruments subject to the CECL impairment model are charged off when Nomura has deemed the loan or receivable as uncollectible, namely management believes there is no reasonable expectation of collecting future contractual cash flows and all commercially reasonable means of recovering outstanding principle and interest balances have been exhausted.

The following table summarizes the methodology used for each significant type of financial instrument subject to the CECL impairment model and the key assumptions used which have impacted the measurement of current expected credit losses during the year ended March 31, 2022.

Financial instrument	Methodology to determine current expected credit losses
Loans, written loan commitments and certain deposits
•  Full loss rate model developed by Nomura’s Risk department

•  Measures expected credit losses based on probability of default (PD), Loss Given Default (LGD) and Exposure at Default (EAD) inputs.

•  PD inputs incorporate forward-looking scenarios used by Nomura for internal risk management and capital purposes.

•  Immediate reversion method used for periods beyond which reasonable and supportable forecast is not available.

•  For financial instruments which have defaulted or are probable of defaulting, expected credit losses measured using discounted cash flow analyses or, where the financial instrument is collateral dependent, based on any shortfall of fair value of the underlying collateral.

Collateralized agreements, short-term secured margin loans and cash prime brokerage loans
•  For reverse repos and short-term secured margin loans and cash prime brokerage loans where frequent margining is required and the counterparty has ability to replenish margin, as permitted by a practical expedient provided by ASC 326 expected credit losses are limited to difference between carrying value of the reverse repo or margin loan and fair value of underlying collateral.

•  Securities borrowing transactions typically have very short expected lives and are collateralized and therefore expected credit losses are generally determined qualitatively to be insignificant based on historical experience and consistent monitoring of collateral.

Customer contract assets and receivables
•  Expected credit losses typically based on ageing analysis where loss rates are applied to the carrying value based on historical experience, the current economic climate and specific information about the ability of the client to pay.

Prior to adoption of ASC 326, allowances for credit losses recognized against financial instruments measured at amortized cost were based on amounts which reflected management’s best estimate of probable losses incurred. The allowance for doubtful accounts comprised two components, namely a specific component for financial instruments which have been individually evaluated for impairment; and a general component for financial instruments which, while not individually evaluated for impairment, have been collectively evaluated for impairment based on historical loss experience. The specific component of the allowance reflects probable losses incurred within financial instruments which have been individually evaluated for impairment. Impairment was measured by adjusting the carrying value of the financial instrument to either the present value of expected future cash flows discounted at the financial instrument’s effective interest rate, an observable market price, or the fair value of the collateral if the financial instrument is collateral dependent.
The general component of the allowance was for financial instruments not individually evaluated for impairment and includes judgment about collectability based on available information at the balance sheet date and the uncertainties inherent in those underlying assumptions. The allowance was based on historical loss experience adjusted for qualitative factors such as current economic conditions.
The following table presents changes in the total allowance for incurred credit losses for the years ended March 31, 2020 as determined using legacy U.S. GAAP guidance in effect prior to ASC 326. The total allowance for incurred credit losses increased as of March 31, 2020 primarily as a result of specific impairments identified in March 2020 as a result of the
COVID-19
pandemic.

	Millions of yen
	Year ended March 31, 2020
	Allowance for current expected credit losses against loans				Allowance against receivables other than loans	Total allowance for current expected credit losses
	Loans at banks	Short-term secured margin loans	Corporate loans	Subtotal
Opening balance	¥1,052	¥370	¥868	¥2,290	¥1,879	¥4,169
Provision for credit losses	512	—	7,125	7,637	1,451	9,088
Charge-offs	—	—	—	—	(162)	(162)
Other (1)	—	(18)	(49)	(67)	(16)	(83)

Closing balance	¥1,564	¥352	¥7,944	¥9,860	¥3,152	¥13,012

(1)	Primarily includes the effect of foreign exchange movements and recoveries collected.
The following table presents changes in the allowance for current expected credit losses for the year ended March 31, 2021 and 2022 as determined using the CECL impairment model defined by ASC 326. The allowance increased as of March 2022 when compared to March 2021 primarily as a result of additional credit losses arising in connection with the U.S. Prime Brokerage Event in March 2021. See Note 23. “U.S. Prime Brokerage Event” for further information on this event.

	Millions of yen
	Year ended March 31, 2021
	Allowance for current expected credit losses against loans				Allowance against receivables other than loans (3)	Total allowance for current expected credit losses
	Loans at banks	Short-term secured margin loans	Corporate loans	Subtotal
Opening balance prior to CECL adoption (1)	1,564	352	7,944	9,860	3,152	13,012
Impact of CECL adoption (2)	232	—	1,738	1,970	2	1,972
Opening balance after CECL adoption	1,796	352	9,682	11,830	3,154	14,984
Provision for credit losses (4)	(196)	—	38,211	38,015	1,060	39,075
Charge-offs	(318)	(363)	(0)	(681)	(1,600)	(2,281)
Other (5)	—	11	92	103	1,903	2,006

Closing balance	¥1,282	¥—	¥47,985	¥49,267	¥4,517	¥53,784

	Millions of yen
	Year ended March 31, 2022
	Allowance for current expected credit losses against loans				Allowance against receivables other than loans (3)	Total allowance for current expected credit losses
	Loans at banks	Short-term secured margin loans	Corporate loans	Subtotal
Opening balance	1,282	—	47,985	49,267	4,517	53,784
Provision for losses (4)	1,161	—	11,079	12,240	113	12,353
Charge-offs	—	—	—	—	(1,231)	(1,231)
Other (4) (5)	(9)	—	3,289	3,280	(1,840)	1,440

Closing balance	¥2,434	¥—	¥62,353	¥64,787	¥1,559	¥66,346

(1)	Closing balance recognized on March 31, 2020 as determined using legacy U.S. GAAP guidance in effect prior to the adoption of ASC 326.
(2)	The adjusted opening balance recognized on April 1, 2020 on adoption of the CECL impairment model under ASC 326.
(3)	Includes amounts recognized against collateralized agreements, customer contract assets and receivables and other receivables.
(4)
Following default by a U.S. client in connection with the U.S. Prime Brokerage Event in March 2021, a provision for losses of
¥41,561
million was recognized. During year ending March 2022, an additional provision for losses of

¥9,289
million was recognized during the quarter ended June 30, 2021, which was subsequently partially offset by a release in the allowance of
 ¥2,535
million during the quarter ended March 31, 2022. See Note 23 “U.S. Prime Brokerage Event” for further information on this event.

(5)	Primarily includes the effect of foreign exchange movements and recoveries collected.
Troubled debt restructurings
In the ordinary course of business, Nomura may choose to restructure a loan classified as held for investment either because of financial difficulties of the borrower, or simply as a result of market conditions or relationship reasons. A troubled debt restructuring (“TDR”) occurs when Nomura (as lender) for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that Nomura would not otherwise consider.
Expected credit losses for a loan being restructured under a TDR which only involve modification of the loan’s terms (rather than receipt of assets in full or partial settlement) is typically determined using a discounted cash flow analysis. Assets received in full or partial satisfaction of a loan in a TDR are recognized at fair value.
Discussions continue with various borrowers to modify the existing contractual terms of certain loans. These modifications where the borrower is deemed to be in financial difficulty and Nomura has, or expects to, grant a financial concession would typically be accounted for and reported as a TDR.
The amounts of TDRs which occurred during the years ended March 31, 2021 and 2022 were not significant.
Nonaccrual and past due loans
Loans are placed on a nonaccrual status if interest is deemed uncollectible. Nomura policy is to define interest as being uncollectible if the borrower is determined to be in financial difficulty or an interest or principal payment on the loans is 90 days or more past due.
Where a loan is placed on a nonaccrual status, any accrued but unpaid interest receivable reversed and no further accrual of interest is permitted. Interest income is subsequent recognized when a cash payment is received from the borrower using the cash basis method.
Loans are generally only returned to an accrual status if the loan is brought contractually current, i.e., all overdue principal and interest amounts are paid. In limited circumstances, a loan which has not been brought contractually current will also be returned to an accrual status if all principal and interest amounts contractually due are reasonably assured of repayment within a reasonable period of time or there has been a sustained period of repayment performance by the borrower.
As of March 31, 2021, there were ¥204,404 million of loans which were placed on a nonaccrual status, primarily secured corporate loans. Corporate loans on a non-accrual
status include loans relating to a U.S. client in connection with the U.S. Prime Brokerage Event in March 2021. The amount of loans which were 90 days past due was not significant.
As of March 31, 2022, there were ¥62,289 million of loans which were placed on a nonaccrual status, primarily secured corporate loans. Corporate loans on a non-accrual
status as of March 31, 2022 include loans relating to a U.S. client in connection with the U.S. Prime Brokerage Event in March 2021. The amount of loans which were 90 days past due but were not on a nonaccrual status was not significant.
Credit quality indicators
Nomura is exposed to credit risks due to a decline in the value of loans or a default caused by deterioration of creditworthiness or bankruptcy of the borrower. Nomura’s risk management framework for such credit risks is based on a risk assessment through an internal rating process, in depth pre-financing
credit analysis of each individual loan and continuous post-financing monitoring of the borrower’s creditworthiness.
The following tables present an analysis of each class of loans not carried at fair value using Nomura’s internal ratings or equivalent credit quality indicators applied by subsidiaries by years of origination as of March 31, 2021 and 2022.

	Millions of yen
	March 31, 2021
	2021	2020	2019	2018	2017	2016 or earlier	Revolving	Total
Secured loans at banks:
AAA-BBB	¥54,179	¥115,003	¥17,106	¥12,450	¥4,240	¥17,634	¥—	¥220,612
BB-CCC	75,680	115,131	3,864	2,324	—	5,484	—	202,483
CC-D	—	—	—	—	—	—	—	—
Others (1)	—	61,185	—	—	—	—	—	61,185

Total secured loans at banks	¥129,859	¥291,319	¥20,970	¥14,774	¥4,240	¥23,118	¥—	¥484,280

Unsecured loans at banks:
AAA-BBB	¥9,101	¥22,955	¥27,863	¥17,563	¥8,484	¥34,719	¥—	¥120,685
BB-CCC	—	—	235	—	—	—	—	235
CC-D	—	—	—	—	—	—	—	—
Others	—	—	—	—	—	—	—	—

Total unsecured loans at banks	¥9,101	¥22,955	¥28,098	¥17,563	¥8,484	¥34,719	¥—	¥120,920

Short-term secured margin loans:
AAA-BBB	¥—	¥—	¥—	¥—	¥—	¥—	¥—	¥—
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others (1)	170,514	141	—	—	—	—	265,566	436,221

Total short-term secured margin loans	¥170,514	¥141	¥—	¥—	¥—	¥—	¥265,566	¥436,221

Unsecured inter-bank money market loans:
AAA-BBB	¥1,289	¥—	¥—	¥—	¥—	¥—	¥—	¥1,289
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others	—	—	—	—	—	—	—	—

Total unsecured inter-bank money market loans	¥1,289	¥—	¥—	¥—	¥—	¥—	¥—	¥1,289

Secured corporate loans:
AAA-BBB	¥33,965	¥261,182	¥45,880	¥9,817	¥6,406	¥27,672	¥97	¥385,019
BB-CCC	20,093	102,941	34,435	29,869	13,067	17,573	173,178	391,156
CC-D (2)	197,859	—	—	—	—	—	—	197,859
Others (1)	—	39	40	11	30	4,697	428	5,245

Total secured corporate loans	¥251,917	¥364,162	¥80,355	¥39,697	¥19,503	¥49,942	¥173,703	¥979,279

Unsecured corporate loans:
AAA-BBB	¥—	¥—	¥—	¥—	¥—	¥—	¥—	¥—
BB-CCC	84	—	450	—	—	—	—	534
CC-D	—	—	—	—	—	—	—	—
Others	1	191	8	97,212	—	5,014	—	102,426

Total unsecured corporate loans	¥85	¥191	¥458	¥97,212	¥—	¥5,014	¥—	¥102,960

Advances to affiliated companies
AAA-BBB	¥1,000	¥—	¥—	¥—	¥—	¥—	¥—	¥1,000
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others	—	—	—	—	—	—	—	—
Total advances to affiliated companies	¥1,000	¥—	¥—	¥—	¥—	¥—	¥—	¥1,000
Total	¥563,765	¥678,768	¥129,881	¥169,246	¥32,227	¥112,793	¥439,269	¥2,125,949

(1)	Relate to collateralized exposures where a specified ratio of LTV is maintained.
(2)	Includes loans of ¥197,859 million to a U.S. client in connection with the U.S. Prime Brokerage Event. See Note. 23 “U.S. Prime Brokerage Event” for further information on this event.

	Millions of yen
	March 31, 2022
	2022	2021	2020	2019	2018	2017 or earlier	Revolving	Total
Secured loans at banks:
AAA-BBB	¥106,554	¥126,834	¥8,325	¥17,308	¥9,213	¥12,729	¥—	¥280,963
BB-CCC	80,167	169,655	1,693	638	587	6,779	—	259,519
CC-D	—	—	—	—	—	—	—	—
Others (1)	—	82,304	—	—	—	—	—	82,304

Total secured loans at banks	¥186,721	¥378,793	¥10,018	¥17,946	¥9,800	¥19,508	¥—	¥622,786

Unsecured loans at banks:
AAA-BBB	¥6,000	¥18,175	¥12,703	¥20,565	¥9,982	¥25,841	¥—	¥93,266
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	1,940	—	—	—	1,940
Others	—	—	—	—	—	—	—	—

Total unsecured loans at banks	¥6,000	¥18,175	¥12,703	¥22,505	¥9,982	¥25,841	¥—	¥95,206

Short-term secured margin loans:
AAA-BBB	¥—	¥—	¥—	¥—	¥—	¥—	¥—	¥—
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others (1)	169,195	23,238	—	—	—	—	250,167	442,600

Total short-term secured margin loans	¥169,195	¥23,238	¥—	¥—	¥—	¥—	¥250,167	¥442,600

Unsecured inter-bank money market loans:
AAA-BBB	¥2,196	¥—	¥—	¥—	¥—	¥—	¥—	¥2,196
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others	—	—	—	—	—	—	—	—

Total unsecured inter-bank money market loans	¥2,196	¥—	¥—	¥—	¥—	¥—	¥—	¥2,196

Secured corporate loans:
AAA-BBB	¥—	¥52,545	¥86,910	¥20,710	¥3,258	¥52,496	¥9,916	¥225,835
BB-CCC	86,300	307,636	14,718	131,266	115,494	30,085	92,039	777,538
CC-D (2)	—	57,524	—	—	—	—	—	57,524
Others (1)	455	20	25	26	10	101	96	733

Total secured corporate loans	¥86,755	¥417,725	¥101,653	¥152,002	¥118,762	¥82,682	¥102,051	¥1,061,630

Unsecured corporate loans:
AAA-BBB	¥—	¥—	¥—	¥—	¥—	¥—	¥—	¥—
BB-CCC	11,621	20,516	—	1,989	—	—	—	34,126
CC-D	—	—	—	—	—	—	—	—
Others	—	438	191	—	109,959	5	—	110,593

Total unsecured corporate loans	¥11,621	¥20,954	¥191	¥1,989	¥109,959	¥5	¥—	¥144,719

Advances to affiliated companies
AAA-BBB	¥—	¥1,000	¥—	¥—	¥—	¥—	¥—	¥1,000
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others	—	—	—	—	—	—	—	—

Total advances to affiliated companies	¥—	¥1,000	¥—	¥—	¥—	¥—	¥—	¥1,000

Total	¥462,488	¥859,885	¥124,565	¥194,442	¥248,503	¥128,036	¥352,218	¥2,370,137

(1)	Relate to collateralized exposures where a specified ratio of LTV is maintained.
(2)	Includes loans of ¥57,524 million to a U.S. client in connection with the U.S. Prime Brokerage Event. See Note. 23 “U.S. Prime Brokerage Event” for further information on this event.
The following table presents a definition of each of the internal ratings used in the Nomura Group.

Rating Range	Definition
AAA	Highest credit quality. An obligor or facility has extremely strong capacity to meet its financial commitments. ‘AAA range’ is the highest credit rating assigned by Nomura. Extremely low probability of default.

AA	Very high credit quality category. An obligor or facility has very strong capacity to meet its financial commitments. Very low probability of default but above that of ‘AAA range.’

A	High credit quality category. An obligor or facility has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher-rated categories. Low probability of default but higher than that of ‘AA range.’

BBB	Good credit quality category. An obligor or facility has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitments. Medium probability of default but higher than that of ‘A range.’

BB	Speculative credit quality category. An obligor or facility is less vulnerable in the near term than other lower-ratings. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the inadequate capacity to meet its financial commitments. Medium to high probability of default but higher than that of ‘BBB range.’

B	Highly speculative credit quality category. An obligor or facility is more vulnerable than those rated ‘BB range’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the issuer’s or obligor’s capacity or willingness to meet its financial commitments. High probability of default—more than that of ‘BB range.’

CCC	Substantial credit risk. An obligor or facility is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. Strong probability of default—more than that of ‘B range.’

CC	Default category. An obligor or facility is currently highly vulnerable to nonpayment.

C	Default category. An obligor or facility is currently extremely vulnerable to nonpayment.

D	Failure of an obligor to make payments in full and on time of any financial obligations, markedly disadvantageous modification to a contractual term compared with the existing obligation, bankruptcy filings, administration, receivership, liquidation or other winding-up
or cessation of business of an obligor or other similar situations.
Nomura reviews internal ratings at least once a year by using available credit information of obligors including financial statements and other information. Internal ratings are also reviewed more frequently for high-risk
obligors or problematic exposures and any significant credit event of obligors will trigger an immediate credit review process.